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                                                                     EXHIBIT 1.1

                          Xinhua Finance Media Limited

                      23,076,923 American Depositary Shares
                                  Representing
                            46,153,846 Common Shares
                         (Par Value US$0.001 Per Share)


                             Underwriting Agreement


                                                                 [March 8], 2007



J.P. Morgan Securities Inc.
UBS AG

as Representatives of the
several Underwriters listed
in Schedule 1 hereto

c/o J.P. Morgan Securities Inc.
addressStreet277 Park Avenue
New York, New York 10172

c/o UBS AG
52/F, Two International Finance Centre
8 Finance Street
Central, Hong Kong


Ladies and Gentlemen:

     Xinhua Finance Media Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the "Company"), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 17,307,923 American Depositary Shares ("ADSs"), representing 34,615,846 common shares, par value US$0.001 per share, of the Company (the "Common Shares") and, at the option of the Underwriters, up to 3,230,538 additional ADSs, representing 6,461,076 Common Shares of the
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Company. The shareholders of the Company named in Schedule 2 hereto (the
"Selling Shareholders") propose to sell to the Underwriters an aggregate of 5,769,000 ADSs representing 11,538,000 Common Shares. At the option of the Underwriters, [name of Selling Shareholder(s)] propose(s) to sell up to 231,000 ADSs representing 462,000 Common Shares. The aggregate of 23,076,923 ADSs representing 46,153,846 Common Shares to be sold by the Company and the Selling Shareholders is herein called the "Firm ADSs", and the aggregate of 3,461,538 ADSs representing 6,923,076 Common Shares to be sold by the Company and the applicable Selling Shareholder(s) is herein called the "Optional ADSs." The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to
Section 2 hereof are herein collectively called the "ADSs." The Common Shares represented by the Firm ADSs are hereinafter called the "Firm Shares" and the Common Shares represented by the Optional ADSs are hereafter called the "Optional Shares" and the Firm Shares and the Optional Shares are herein collectively called the "Shares."

     The Company hereby acknowledges that, in connection with the proposed offering of the ADSs, it has requested UBS Financial Services Inc. ("UBS-FinSvc"), and UBS-FinSvc has agreed, to administer a directed share program (the "Directed Share Program") under which up to 1,153,846 Firm ADSs, or approximately 5% of the Firm ADSs to be purchased by the Underwriters (the "Reserved ADSs"), shall be reserved for sale by UBS-FinSvc at the initial public offering price to the Company's directors, officers, employees and associates (the "Directed Share Participants") as part of the distribution of the ADSs by the Underwriters, subject to the terms of this Underwriting Agreement (this "Agreement"), the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. The number of ADSs available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved ADSs. The Underwriters may offer any Reserved ADSs not purchased by Directed Share Participants to the general public on the same basis as the other ADSs being issued and sold hereunder. The Company has supplied UBS-FinSvc with the names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be participants in the Directed Share Program. It is understood that any number of those so designated to participate in the Directed Share Program may decline to do so.

     The ADSs are to be issued pursuant to a deposit agreement (the "Deposit Agreement"), dated as of _____, 2007, among the Company, The Bank of New York, as depositary (the "Depositary"), and owners and beneficial owners from time to time of the ADSs. Each ADS will initially represent the right to receive two Common Shares deposited pursuant to the Deposit Agreement.

     It is understood by all the parties that the Underwriters are offering ADSs in the United States and internationally outside of the People's Republic of China

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(the "PRC", which, for purposes of this Agreement, excludes Taiwan, The Hong
Kong Special Administrative Region and The Macau Special Administrative Region).

     Accordingly, it is agreed as follows:

     1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (File No. ______________) including a prospectus, relating to the Shares and the ADSs. Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness ("Rule 430 Information"), is referred to herein as the "Registration Statement"; and as used herein, the term "Preliminary Prospectus" means each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term "Prospectus" means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the ADSs. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

     At or prior to the time when sales of the ADSs were first made (the "Time of Sale"), the Company had prepared the following information (collectively [with the pricing information set forth on Annex A] [if pricing info will be provided orally], the "Time of Sale Information"), a Preliminary Prospectus dated February 21, 2007, and each "free-writing prospectus" (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

     2. Purchase of the ADSs by the Underwriters.

          (a) The Company and each Selling Shareholder agree, severally and not jointly, to sell the Firm ADSs to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder the respective number of Firm ADSs set forth opposite such Underwriter's

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     name in Schedule 1 hereto at a price per ADS (the "Purchase Price") of
     $_______.

          In addition, the Company and [name of Selling Shareholder(s)] agree, severally and not jointly, to sell the Optional ADSs to the several Underwriters as provided in this Agreement for the sole purpose of covering overallotments and/or effecting stabilization transactions in the sale of the Firm ADSs, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company and such applicable Selling Shareholder(s) the Optional ADSs at the Purchase Price.

          If any Optional ADSs are to be purchased, the number of Optional ADSs to be purchased by each Underwriter shall be the number of Optional ADSs which bears the same ratio to the aggregate number of Optional ADSs being purchased as the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 9 hereof) bears to the aggregate number of Firm ADSs being purchased from the Company and such applicable Selling Shareholder(s) by the several Underwriters, subject, however, to such adjustments to eliminate any fractional ADSs as the Representatives in their sole discretion shall make.

          The Underwriters may exercise the option to purchase the Optional ADSs at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company and/or the applicable Selling Shareholder(s). Such notice shall set forth the aggregate number of Optional ADSs as to which the option is being exercised and the date and time when the Optional ADSs are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of
     Section 9 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

          (b) The Company understands that the Underwriters intend to make a public offering of the ADSs as soon as practicable after the effectiveness of the Registration Statement as in the judgment of the Representatives is advisable, and initially to offer the ADSs on the terms set forth in the Prospectus. The Company acknowledges and agrees that the Underwriters may offer and sell ADSs to or through any affiliate of an

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     Underwriter and that any such affiliate may offer and sell ADSs purchased by it to or through any Underwriter.

          (c) Payment for the ADSs shall be made by wire transfer in immediately available funds to the account specified by (x) the Company (with respect to Shares sold to the Underwriters by the Company and Dragon Era Group) or
     (y) by each of Patriarch Partners Media Holdings, LLC ("Patriarch Partners") and Dennis L. Pelino Family Trust (with respect to Shares sold to the Underwriters by such Selling Shareholder), in either case to the Representatives in the case of the Firm ADSs, at the offices of Davis Polk & Wardwell, 18th Floor, The Hong Kong Club Building, 3A Chater Road, Central, Hong Kong (the "Closing Location") at 9:00 A.M. New York City time on [March 13], 2007, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Optional ADSs, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters' election to purchase such Optional ADSs but not later than, 2007 [+10 days after expiration of the 30-day period] (but in no event less than 2 business days after of notice of exercise). The time and date of such payment for the Firm ADSs is referred to herein as the "Closing Date" and the time and date for such payment for the Optional ADSs, if other than the Closing Date, is herein referred to as the "Additional Closing Date".

          Payment for the ADSs to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of American Depositary Receipts ("ADRs") representing the ADSs to be purchased on such date in definitive form registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the ADSs duly paid by the Company or the applicable Selling Shareholder. The specimen of the ADRs representing the ADSs will be made available for inspection and packaging by the Representatives at the Closing Location not later than 1:00 P.M., Hong
     Kong time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

          (d) The Company and each Selling Shareholder acknowledge and agree that the Underwriters are acting solely in the capacity of an arm's-length contractual counterparty to the Company and each Selling Shareholder with respect to the offering of ADSs contemplated hereby (including in connection with determining the terms of the offering) and

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     not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Shareholders or any other person. Additionally, neither each Representative nor any other Underwriter is advising the Company, the Selling Shareholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and each Selling Shareholder shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company and the Selling Shareholders with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Shareholders.

     3. Representations and Warranties of the Company and the Selling Shareholders. The Company and the Selling Shareholder named in Schedule 3 hereto (the "Affiliate Selling Shareholder") represent and warrant to each Underwriter that:

          (a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus.

          (b) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of

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     material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

          (c) Issuer Free Writing Prospectus. Other than the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any "written communication" (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the ADSs (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an "Issuer Free Writing Prospectus") other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto and other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.

          (d) Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the knowledge of the Company after due inquiry, threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment or supplement thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or

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     supplement thereto and as of the Closing Date and as of the Additional
     Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

          (e) Form F-6. A registration statement on Form F-6 (File No. ___-_____) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to the Representatives and, excluding exhibits, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (f) Form 8-A. A registration statement on Form 8-A (File No. ____-_____) in respect of the registration of the Shares and the ADSs under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company after due inquiry, threatened by the Commission (the various parts of such registration statement, including all

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     exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Form 8-A Registration Statement"); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (g) Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries included in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information included in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly in all material respects the information shown thereby; and the pro forma financial information and the related notes thereto included in the Registration Statement, the Time of Sale Information and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Time of Sale Information and the Prospectus; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not included as required; and the Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Time of Sale Information and the Prospectus.

          (h) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement, the Time of Sale Information and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any

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     class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, shareholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus.

          (i) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified and be in good standing or to have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders' equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"). The constitutive documents of each subsidiary comply with the requirements of applicable law in its jurisdiction of incorporation and are in full force and effect. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement, except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus. The Memorandum and Articles of Association of the Company comply with the requirements of applicable Cayman Islands law and are in full force and effect.

          (j) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the heading "Capitalization"; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive or similar rights; except as described in

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     or expressly contemplated by the Registration Statement, the Time of Sale
     Information and the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, all the shares of capital stock or other equity interests of each subsidiary directly or indirectly owned by the Company are free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party; the Shares, when issued and delivered against payment thereof, may be freely deposited by the Company and the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs; the ADSs, when issued and delivered against payment thereof, will be freely transferable by the Company and the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Prospectus under "Description of Share Capital", "Description of American Depositary Shares" and "Shares Eligible for Future Sale".

          (k) The Shares. The Shares have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and non-assessable and will conform to the descriptions thereof in the Time of Sale Information and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

          (l) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and the Deposit Agreement (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents and the consummation by it of the transactions contemplated thereby has been duly and validly taken.

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          (m) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

          (n) Deposit Agreement. The Deposit Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights or by equitable principles relating to enforceability (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon due execution and delivery by the Depositary of ADRs evidencing ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus.

          (o) Descriptions of the Transaction Documents. The descriptions of each Transaction Document contained in the Registration Statement, the Time of Sale Information and the Prospectus summarize such Transaction Document in all material respects.

          (p) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority; except in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (q) No Conflicts. The issue and sale of the Shares to be sold by the Company hereunder and the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the articles of association, business license or other constituent documents of the Company or any of its subsidiaries or (iii) result in any violation of any statute or any order, rule or regulation of any governmental agency having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

          (r) No Consents Required. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, no consent, approval, authorization, order, registration or qualification of or with any governmental agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (x) the registration under the Securities Act and the Exchange Act of the Shares and the ADSs and approval of the ADSs for quotation on the National Association of Securities Dealers Automated Quotations Global Market System ("Nasdaq Global Market"), (y) such governmental authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (z) such governmental authorizations as may be required under applicable state securities or Blue Sky laws, the rules of the NASD or any laws of jurisdictions outside the Cayman Islands and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective account of the several Underwriters.

          (s) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, in the aggregate, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect or materially and adversely affect the Company's ability to perform its obligations under this Agreement; to the knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus. The statements set forth in the Prospectus under the caption "Business--Legal Proceedings", insofar as they purport to summarize the facts and status of pending or threatened legal proceedings involving the Company or its subsidiaries, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect.

          (t) Independent Accountants. Deloitte Touche Tohmatsu, which has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

          (u) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or (iii) are disclosed in the Registration Statement, the Time of Sale Information and the Prospectus.

          (v) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and, to the knowledge of the Company after due inquiry, the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others, except where such conflict, claim or infringement would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (w) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.

          (x) Investment Company Act. The Company is not, and after giving effect to the offering and sale of the Shares and ADSs and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and the Prospectus will not be, required to register as an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

          (y) Taxes. The Company and its subsidiaries have paid all taxes required to be paid and filed with all appropriate taxing authorities all income, franchise or other tax returns required to be filed through the date hereof, except where the failure to do so would not reasonably be expected, individually or in the aggregate, have a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

          (z) Licenses and Permits. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, (i) the Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate domestic or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Information and the Prospectus; (ii) the Company and its subsidiaries are each in compliance in all material respects with the terms and conditions of all such licenses, consents, certificates, authorizations, approvals, orders and permits; (iii) all of such licenses, consents, certificates, authorizations, approvals, orders and permits are valid and in full force and effect; (iv) none of such licenses, consents, certificates, authorizations, approvals, orders and permits contains any materially burdensome restrictions or conditions not described in the Prospectus; and
     (v) neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

          (aa) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company after due inquiry, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, except as would not reasonably be expected to have a Material Adverse Effect.

          (bb) Compliance with Environmental Laws. (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) of or relating to the Company or its subsidiaries, except in the case of each of clauses (i)(x) and
     (i)(y) above, for any failure to comply or failure to receive required permits, licenses, certificates or other authorizations or approvals as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (cc) Disclosure Controls. The Company and its subsidiaries maintain a system of "disclosure controls and procedures" (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure.

          (dd) Accounting Controls. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no material weaknesses in the Company's internal controls.

          (ee) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company after due inquiry, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used or authorized any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity;
     (ii) made or authorized any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds;
     (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (ff) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or threatened.

          (gg) Compliance with OFAC. None of the Company, or, to the knowledge of the Company after due inquiry, any of its subsidiaries or any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury ("OFAC"). The Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC. Neither the execution of this Agreement nor the performance of any transactions contemplated herein would cause the Company or any of its subsidiaries, any of the Underwriters or any of their affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act), or any of the Company's or the Underwriters' advisors to violate any U.S. sanctions administered by OFAC applicable to such person, except as would not reasonably be expected to have a Material Adverse Effect.

          (hh) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company.
     (i) All dividends and other distributions declared and payable on the shares in the capital of Upper Step Holdings Limited, Accord Group Investments Limited and Xinhua Finance Advertising Limited may under the current laws and regulations of the British Virgin Islands be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the British Virgin Islands and are otherwise free and clear of any other tax, withholding or deduction in the British Virgin Islands and without the necessity of obtaining any Governmental Authorization in the British Virgin Islands. All such dividends and other distributions may be converted into foreign currency that may be freely transferred out of the British
     Virgin Islands. (ii) All dividends and other distributions declared and payable on the shares in the capital of EconWorld Media Limited may under the current laws and regulations of Hong Kong be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Hong Kong and are otherwise free and clear of any other tax, withholding or deduction in Hong Kong and without the necessity of obtaining any Governmental Authorization in Hong Kong. All such dividends and other distributions may be converted into foreign currency that may be freely transferred out of Hong Kong.

          (ii) No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement), including with Shelly Singhal and Sino Investment Holdings Limited, that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

          (jj) No Registration Rights. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (kk) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

          (ll) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Information and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (mm) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Information and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects and the Company has obtained the written consent to the use of such data from such sources to the extent required.

          (nn) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply, to the extent applicable, with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 related to loans.

          (oo) Status under the Securities Act. The Company is not an ineligible issuer as defined under the Securities Act, at the times specified in the Securities Act in connection with the offering of the Shares. The

     Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fees within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

          (pp) Restructuring Agreements. (i) The description of each of the agreements described under the caption "Corporate Structure----Our Corporate Structure and Contractual Arrangements" in the Prospectus (collectively, the "Restructuring Agreements") to which certain subsidiaries of the Company (the "PRC Subsidiaries"), the companies named in Schedule 4 hereto (the "PRC VIEs") and the shareholders of the PRC VIEs, are parties is true and correct in all material respects. The PRC Subsidiaries, the PRC VIEs and the shareholders of the PRC VIEs have the legal right, power and authority (corporate and other, as the case may be) to enter into and perform their respective obligations under the Restructuring Agreements and have taken all necessary corporate action to authorize the execution, delivery and performance of, and have authorized, executed and delivered, each of the Restructuring Agreements to which such PRC Subsidiaries, PRC VIEs and shareholders of the PRC VIEs are parties; and each of the Restructuring Agreements constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors' rights or by equitable principles relating to enforceability (regardless of whether such enforceability is considered in equity or at law).

               (ii) The execution and delivery by the PRC Subsidiaries, the PRC VIEs or the shareholders of the PRC VIEs of, and the performance by the PRC Subsidiaries, the PRC VIEs or the shareholders of the PRC VIEs of their respective obligations under, each of the Restructuring Agreements and the consummation by the PRC Subsidiaries of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, loan agreement or other agreement or instrument to which the Company, the PRC Subsidiaries, the PRC VIEs or the shareholders of the PRC VIEs, as the case may be, are a party or by which the Company, the PRC Subsidiaries, the PRC VIEs or the shareholders of the PRC VIEs are bound or to which any of the properties or assets of the Company, the PRC Subsidiaries, the PRC VIEs or the shareholders of the PRC VIEs are subject; (B) result in any violation of the provisions of the articles of association or business license of the Company, the PRC

          Subsidiaries or the PRC VIEs, as the case may be; and (C) will not result in any violation of any PRC statute or any order, rule or regulation of any PRC governmental agency having jurisdiction over the Company, the PRC Subsidiaries, the PRC VIEs or the shareholders of the PRC VIEs or any of their properties, except in the case of clauses (A) and (C) above, for any such conflict, breach, default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (iii) Except for the failure to register the pledge under certain equity pledge agreements with the relevant registration authorities, which has been disclosed in the Prospectus, each of the Restructuring Agreements is in proper legal form under the laws of the PRC for the enforcement thereof against either the PRC Subsidiaries, the PRC VIEs or the shareholders of the PRC VIEs, as the case may be, in the PRC without further action by the PRC Subsidiaries, the PRC VIEs or the shareholders of the PRC VIEs, as the case may be; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Restructuring Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Restructuring Agreements, provided, however, any exercise by any PRC Subsidiary of its rights under certain equity purchase option agreement will be subject to the approval or registration of certain PRC governmental agencies under applicable PRC laws.

               (iv) The Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such PRC VIEs, through its rights to authorize representatives of the shareholders of the PRC VIEs to exercise their voting rights.

          (qq) Dividends. All dividends and other distributions declared and payable on the Shares of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary in U.S. dollars or any other currency that may be converted into foreign currency, which may be freely transferred out of the Cayman Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, permissions, orders, registrations, filings, exemptions, waivers, endorsements, licenses, annual inspections, clearances and qualifications of a governmental agency having jurisdiction over the Company or any of its subsidiaries or any of their properties or any stock exchange authorities (hereinafter referred to as "Governmental Authorizations") in the Cayman Islands.

          (rr) Nasdaq Approval. ADSs have been approved for listing on Nasdaq Global Market, subject to notice of issuance.

          (ss) No Commodity Contracts. None of the Company or any of its subsidiaries is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined.

          (tt) Transfer Taxes. Other than as set forth in the Registration Statement, the Time of Sale Information and the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the British Virgin Islands or the PRC, or any political subdivision or taxing authority thereof or therein in connection with (i) the deposit with the Depositary of Shares by the Company and the Selling Shareholders against the issuance of ADRs evidencing ADSs, (ii) the sale and delivery by the Company and the Selling Shareholders of the Shares and the ADSs to or for the respective accounts of the several Underwriters or (iii) the sale and delivery outside the Cayman Islands by the several Underwriters of the Shares and ADSs to the initial purchasers thereof in the manner contemplated by this Agreement.

          (uu) No Sale, Issuance or Distribution of Shares. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, the Company has not sold, issued or distributed any shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S of the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          (vv) Foreign Private Issuer. The Company is a "foreign confidentialinformationexposureTagType5private issuer" within the meaning of Rule 405 under the Securities Act.

          (ww) Transaction Agreements under Cayman Law. Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms;

     to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands (other than court filings in the normal course of proceedings) or that any stamp or similar tax (other than nominal stamp duty if this Agreement and the Deposit Agreement are executed in or brought into the Cayman Islands) in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder.

          (xx) PFIC. The Company believes that it should not be treated as a passive foreign investment company, as defined under Section 1297 of the Internal Revenue Code of 1986, as amended, for its current taxable year ending December 31, 2007 or for the foreseeable future.

          (yy) No Undisclosed Material Indebtedness or Arrangements. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of its subsidiaries and any director or executive officer of the Company or any of its subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest); there are no material relationships or transactions between the Company or any of its subsidiaries on the one hand and its affiliates, officers and directors or their shareholders, customers or suppliers on the other hand, which, although required to be disclosed, are not disclosed in the Prospectus.

          (zz) No Undisclosed Benefits. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, the Company has no material obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any of its subsidiaries, or to any other person.

          (aaa) Critical Accounting Policies. The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations--Critical Accounting Policies" in the Prospectus truly, accurately and completely in all material respects describes: (i) accounting policies which the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"); (ii) judgments and uncertainties affecting the application of Critical Accounting Policies; and

     (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company's board of directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with the Company's independent registered public accounting firm with regard to such disclosure.

          (bbb) Liquidity and Capital Resources. The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" in the Prospectus accurately and fully describes: (i) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur. The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations--Off-balance sheet commitments and arrangements" in the Prospectus accurately and fully describes in all material respects all off-balance sheet transactions, arrangements and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or its subsidiaries, such as structured finance entities and special purpose entities (collectively, "off-balance sheet arrangements") that are reasonably likely to have a material effect on the liquidity of the Company or its subsidiaries or the availability thereof or the requirements of the Company or its subsidiaries for capital resources. As used herein in this subsection the phrase "reasonably likely" refers to a disclosure threshold lower than "more likely than not".

          (ccc) Action against the Company. Under the laws of the Cayman Islands, no holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, except under the terms of the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company.

          (ddd) No Reduction from Amounts Payable. All amounts payable by the Company under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or any authority thereof or therein, nor are any taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, such documents.

          (eee) Loan Arrangements. The Company has provided or made available to you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly of indirectly, by the Company or any of its subsidiaries to any director or executive officer of the Company; and since December 31, 2006, the Company has not, directly or indirectly, including through any of its subsidiaries: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or
     (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on December 31, 2006, in either case, that (x) is outstanding on the date hereof and (y) constitutes a violation of any applicable law or regulation.

          (fff) Choice of Law. The courts of the Cayman Islands recognize and give effect to the choice of law provisions set forth in Section 14 hereof and will enforce judgments of U.S. courts obtained against the Company in connection with this Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of the Cayman Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands.

          (ggg) Corporate Structure and Related Party Transactions. The descriptions of the events and transactions set forth in the Prospectus under the captions "Corporate Structure", "Arrangements with Partners and Suppliers" and "Related Party Transactions" are true, accurate, and complete in all material respects.

          (hhh) Merger or Consolidations. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses.

          (iii) Directed Share Program. (i) The Registration Statement, the Time of Sale Information and the Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program; (ii) no approval, authorization, consent or order of or filing with any governmental or regulatory commission, board, body, authority or agency, other than those heretofore obtained, is required in connection with the offering of the Reserved Shares in any jurisdiction where the Reserved ADSs are being offered; and (iii) the Company has not offered, or caused the Underwriters to offer, any offered Reserved ADSs to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (A) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (B) a trade journalist or publication to write or publish favorable information about the Company or its products or services.

          (jjj) Termination of Contracts Described in the Time of Sale Information. Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the material contracts or agreements referred to or described in the Preliminary Prospectus, the Time of Sale Information, or any Issuer Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries, to the knowledge of the Company after due inquiry, by any other party to any such contract or agreement.

          (kkk) Personal Liability of Shareholders and ADS holders. No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; and except as set forth in the Registration Statement, the Time of Sale Information and the Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs who are not PRC residents to hold, vote or transfer their securities.

          (lll) Compliance with PRC Regulations. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, each of the Company and its subsidiaries that were incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers, employees and

     Directed Share Participants that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens (the "PRC Overseas Investment and Listing Regulations"), including, without limitation, requesting each shareholder, option holder, director, officer, employee and Participant that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

          (mmm) PRC Mergers and Acquisitions Rules. The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the "PRC Mergers and Acquisition Rules") jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the "CSRC") and the State Administration of Foreign Exchange of the PRC on August 8, 2006, including the relevant provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The Company has received legal advice specifically with respect to the PRC Mergers and Acquisitions Rules from its PRC counsel and the Company understands such legal advice. The Company has fully communicated such legal advice from its PRC counsel to each of its directors who signed the Registration Statement and each director has confirmed that he or she understands such legal advice. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on Nasdaq Global Market or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement is not and will not be, as of the date hereof or at Closing Date or the Additional Closing Date, as the case may be, adversely affected by the PRC Mergers and Acquisitions Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the PRC Mergers and Acquisitions Rules (collectively, the "PRC Mergers and Acquisitions Rules and Related Clarifications").

          (nnn) Composition of the Board of Directors. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, since the filing of the Registration Statement with the Commission, there has been no change to the composition of the board of directors of the Company or the composition of the executive officers of the Company.

          (ooo) Residence and Domicile of Underwriters. None of the Underwriters will be deemed to be resident, domiciled, carrying on business or subject to taxation in the Cayman Islands, the British Virgin Islands or the PRC solely by reason of its execution, delivery, performance or enforcement of, or the consummation of any transaction contemplated by, this Agreement, the Deposit Agreement or any other document furnished hereunder or thereunder.

          (ppp) Compliance with Tax Exemption Laws and Regulations. Each of the Company's subsidiaries is in compliance with all material requirements under all applicable PRC laws and regulations to qualify for their exemptions from enterprise income tax (the "Tax Exemptions") as described in the Prospectus, and the actual operations and business activities of each of the Company's subsidiaries are sufficient to meet the qualifications for their Tax Exemptions. No submissions made to any PRC government authority in connection with obtaining their Tax Exemptions contained any misstatement or omission that would have affected the granting of their Tax Exemptions. None of the Company's subsidiaries has received notice of any deficiency in their respective applications for their Tax Exemptions, and the Company is not aware, to their best knowledge, of any reason why any of the Company's subsidiaries might not qualify for, or be in compliance with the requirements for, their Tax Exemptions.

          (qqq) Affiliation. To the Company's knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Information and the Prospectus.

     Each Selling Shareholder severally and not jointly represents and warrants as to and in respect of himself or itself to, and agrees with, each of the Underwriters and the Company that:

          (a) Organization and Good Standing. Such Selling Shareholder, if an entity, has been duly organized and is validly existing as a limited liability company or a limited partnership, as the case may be, in good standing in its jurisdiction of formation.

          (b) Due Authorization. All Governmental Authorizations required for the deposit of the Shares being deposited by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at the Closing Date or the Additional Closing Date, as the case may be, for the sale and delivery of the Shares and the ADSs to be sold by such Selling Shareholder under this Agreement and for the execution and delivery by such Selling Shareholder of this Agreement have been obtained except for such Governmental Authorizations as may be required under state securities or Blue Sky Laws; and such Selling Shareholder has full right, power and authority (and, in the case of Patriarch Partners, limited liability company power and authority) to enter into this Agreement and to sell, assign, transfer and deliver the ADSs to be sold by such Selling Shareholder under this Agreement.

          (c) Custody Arrangement and Power of Attorney. Such Selling Shareholder (other than Patriarch) has duly authorized, executed and delivered a Custody Agreement (each, a "Custody Agreement"), in the form heretofore furnished to you, and such Selling Shareholder (other than Patriarch) has duly authorized, executed and delivered a Power of Attorney (in the case of Patriarch Partners, a Limited Power of Attorney) (each, a "Power of Attorney"), in the form heretofore furnished to you, or, in the case of Patriarch, to JPMorgan Escrow Services (acting in the capacity as a custodian under the custody Agreement), as custodian (the "Patriarch Custodian").

          (d) No Violation. The sale of the ADSs to be sold by such Selling Shareholder hereunder, the deposit of the Shares by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered by such Selling Shareholder at the Closing Date or Additional Closing Date, as the case may be, and the compliance by such Selling Shareholder with all of the provisions of this Agreement, its Power of Attorney and its Custody Agreement and the consummation by such Selling Shareholder of the transactions herein and therein contemplated will not
     (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject,
     (ii) result in any violation of the provisions of the articles of association, partnership agreement, or certificate of formation or limited liability company agreement (or similar organization instruments with different names) of such Selling Shareholder if such Selling Shareholder is an entity, or (iii) result in any violation of any statute or any order, rule or regulation of any governmental agency having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder, except in the case of clauses (i) and (iii) above, for any such breach, default or violation that would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement.

          (e) Good and Valid Title. Such Selling Shareholder (other than Patriarch) has, and immediately prior to the Closing Date or the Additional Closing Date, as the case may be, such Selling Shareholder will have, good and valid title to the Shares to be represented by the ADSs to be sold by such Selling Shareholder hereunder at the Closing Date or the Additional Closing Date, as the case may be (or, in the case of Patriarch Partners, has, and immediately prior to the Closing Date or the Additional Closing Date, as the case may be, will have, good and valid title to the Company's convertible preferred shares, par value US$0.001 per share, that will upon consummation of the sale of Firm ADSs or Optional ADSs, as the case may be, convert into Common Shares that will be represented by ADSs to be sold by Patriarch Partners hereunder on the Closing Date or Additional Closing Date, as the case may be). Such Shares, convertible preferred shares or Common Shares, as the case may be, shall be free and clear of all liens, encumbrances, equities or claims (other than any restrictions on transfer imposed by U.S. securities laws); and, upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto, good and valid title to such ADSs in accordance with the Deposit Agreement, free and clear of all liens, encumbrances, equities or claims (other than any restrictions on transfer imposed by U.S. securities laws), will pass to the several Underwriters.

          (f) No Stabilization. Neither such Selling Shareholder nor any of its controlled affiliates, nor any person acting on its or their behalf and at their instruction has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which is reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs; provided, however, that this representation and warranty shall not apply to anything done or to be done by or on behalf of the Underwriters.

          (g) Preliminary Prospectus. To the extent (if at all) that any statements or omissions made in any Preliminary Prospectus are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such

     Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (h) Issuer Free Writing Prospectus. To the extent (if at all) that any statement or omissions made in an Issuer Free Writing prospectus are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (i) Executive Officers. In the case of a Selling Shareholder who is controlled by an executive officer or a director of the Company, such Selling Shareholder has reviewed the Registration Statement, the Time of Sale Information, the Prospectus and the representations and warranties of the Company contained in Section 3 hereof and has no reason to believe that such representations and warranties are not true or correct in all material respects. It is understood and agreed that Patriarch Partners is not making the foregoing representations and warranties.

          (j) Validity of Agreement. This Agreement has been duly authorized, executed and delivered by such Selling Shareholder.

          (k) No Brokerage Commission. Other than this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Shares and the ADSs.

          (l) Selling Shareholder Obligations. The Shares represented by the certificates to be held in custody for such Selling Shareholder by the Custodian for the Depositary pursuant to the Custody Agreement and the Power of Attorney are subject to the interests of the Underwriters under this Agreement; the arrangements made by such Selling Shareholder for such custody and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney are to that extent irrevocable;

     the obligations of such Selling Shareholder under this Agreement shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, limited liability company or corporation, by the dissolution of such partnership, limited liability company or corporation, or by the occurrence of any other event; and if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement, the Custody Agreement and the Power of Attorney and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event. It is understood and agreed that Patriarch is not making the foregoing representations and warranties in this paragraph (l).

          (m) Transfer Form. A transfer form, duly endorsed in blank by such Selling Shareholder, has been placed in custody with the Custodian for the purpose of effecting delivery hereunder of such Selling Shareholder's Shares underlying the ADSs to be sold under this Agreement, subject to the terms of the Custody Agreement.

          (n) No Affiliation with NASD Member. There are no affiliations or associations between any member of the NASD and such Selling Stockholder, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Information and the Prospectus or as set forth in a questionnaire completed by such Selling Shareholder and delivered to you prior to the date of this Agreement; none of the proceeds received by such Selling Shareholder from the sale of the Shares to be sold by such Selling Shareholder pursuant to this Agreement will be paid to a member of the NASD or any affiliate of (or person "associated with," as such terms are used in the Rules of the NASD) such member.

     4. Further Agreements of the Company and the Selling Shareholders. The Company covenants and agrees with each Underwriter that:

          (a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule

     424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in Hong Kong prior to 10:00 A.M., Hong Kong time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

          (b) Qualification of ADSs. The Company will promptly, from time to time, take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs; provided that, in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          (c) Delivery of Documents. The Company will deliver, without charge,
     (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter, (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

          (d) Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

          (e) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

          (f) Ongoing Compliance. (1) If during the Prospectus Delivery Period
     (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph
     (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.

          (g) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify,
     (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

          (h) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement.

          (i) Lock-up. For a period of 180 days after the date hereof, the Company will not (i) issue, offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Shares or ADSs, or any securities convertible into or exercisable or exchangeable for Common Shares or ADSs, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or ADSs or such other securities, in cash or otherwise, without the prior written consents of the Representatives, other than (a) the ADSs to be sold hereunder, (b) any Common Shares of the Company issued upon the exercise of options granted under existing employee stock option plans or employee stock option agreements, provided that holders of not less than 75,000 options shall have executed "lock-up" agreements, each substantially in the form of Exhibit A hereto, (c) any Common Shares that are required to be issued by the Company pursuant to existing employment contracts, (d) any granting of stock options or other awards under existing employee stock option plans, provided that such options or awards will not be issued during the 30-day period from the date hereof and the vesting period shall be at least 180 days from the date hereof, (e) the filing of any registration statement on Form S-8 relating to any Common Shares that have been or may be issued pursuant to clause (b) above, (f) the issuance of Common Shares upon conversion of the Company's convertible preferred shares and loans to Patriarch Partners immediately prior to or concurrent with the consummation of this offering, provided that the Common Shares so issued are subject to the Selling Shareholders' "lock-up" provision in Section 3(a) and, (g) the issuance of securities of the Company in connection with acquisitions made by the Company, provided that (x) the total value in the aggregate of such securities issued in connection with acquisitions shall be less than US$25,000,000 (determined based on the market value on the date of issuance), (y) such securities will not be issued during the 30-day period from the date hereof, and (z) the transferee of those securities shall agree to hold and not dispose of those securities for a period of 180 days from the date hereof. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this section shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

          (j) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in the Registration Statement, the Time of Sale Information and the Prospectus under the heading "Use of Proceeds".

          (k) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

          (l) Exchange Listing. The Company will use its best efforts to list the ADSs on the Nasdaq Global Market.

          (m) Reports. During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided, however, that if such reports, communications or financial statements are available on EDGAR or on the Company's website, the Company only needs to notify the Representatives as soon as they are available.

          (n) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

          (o) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

          (p) Deposit of Shares. The Company will, prior to the Closing Date or the Additional Closing Date, as the case may be, deposit the Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at the Closing Date or the Additional Closing Date, as the case may be.

          (q) Nasdaq. The Company will include for quotation of the ADSs on Nasdaq Global Market.

          (r) 462(b) Registration Statement. If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

          (s) License. Upon request of any Underwriter, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

          (t) Transfer Taxes. The Company will indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges imposed by the government of the Cayman Islands, the British Virgin Islands or the PRC, or any political subdivisions or tax authority thereof or therein, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement.

          (u) NASD. In connection with the Directed Share Program, the Company will ensure that the Reserved ADSs will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement; the Underwriters will notify the Company as to which Directed Share Participants will need to be so restricted; the Company will direct the Depositary to place stop transfer restrictions upon such securities for such period of time.

          (v) Judgment and Approval. The Company agrees that (i) it will not attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering of the ADSs, it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Common Shares, if any; and (iii) it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends, if any, and all other relevant purposes.

          (w) Directed Share Compliance. The Company will cause each Directed Share Participant that subscribes for US$100,000 or more of

     Shares to execute a lock-up agreement in the form of Exhibit A hereto and otherwise to cause the Reserved ADSs to be restricted from sale, transfer, assignment, pledge or hypothecation to such extent as may be required by the NASD and its rules, and to direct the transfer agent to place stop transfer restrictions upon such Reserved ADSs during the lock-up period as provided by the lock-up agreement or any such longer period of time as may be required by the NASD and its rules; and to comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Reserved ADSs are offered in connection with the Directed Share Program.

          (x) Forms W-8BEN. In order to document the Underwriters' compliance with the reporting and withholding provisions of U.S. federal income tax law with respect to the transactions herein contemplated, the Company will deliver to you prior to or on the Closing Date a properly completed and executed United States Treasury Department Forms W-8BEN or (or other applicable form or statement specified by Treasury Department regulations).

          (y) Compliance with SAFE Rules and Regulations. The Company shall comply with the any applicable rules and regulations of the State Administration of Foreign Exchange (the "SAFE Rules and Regulations"), and shall use its reasonable efforts to cause its directors, officers, option holders and shareholders named in the Company's share register that are, or that are directly or indirectly owned or controlled by, PRC residents or PRC citizens, to comply with the SAFE Rules and Regulations applicable to them in connection with the Company, including, without limitation, requesting each shareholder named in the Company's share register, option holder, director and officer that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

          (z) Breach of Selling Commitment. In the event that any Selling Shareholder breaches its commitment to sell ADSs pursuant to the terms of this Underwriting Agreement, the Company will sell to the Underwriters additional ADSs in the same number as the ADSs committed to be sold by such Selling Shareholder pursuant the terms of this Underwriting Agreement but not sold by such Selling Shareholder.

          (aa) Interim Financial Statements. The Company will furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent registered public accountants, as stated in their letter to be furnished pursuant to Section y5(f) hereof.

          (bb) Accounting Controls. The Company and its subsidiaries shall undertake measures to implement, by the time such systems are required by the Exchange Act, systems of "internal control over financial reporting" (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (cc) Compliance with Laws. The Company will comply with all applicable securities laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and to require the Company's directors and executive officers, in their capacities as such, to comply with all applicable securities laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act.

     Each of the Selling Shareholders severally and not jointly agrees with each of the Underwriters that as to itself:

          (a) Lock-up. For a period of 180 days after the date of the initial public offering of the ADSs, not to, without the prior written consent of the Representatives, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any ADSs or Common Shares or any securities convertible into or exercisable or exchangeable for ADSs or Common Shares (including without limitation, Common Shares which may be deemed to be beneficially owned with sole disposition power by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the ADSs or Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of ADSs or Common Shares or such other securities, in cash or otherwise. The foregoing restriction shall not apply to the exercise of a stock option or warrant, provided, however, in any such case, it shall be a condition to the exercise of stock option or warrant that the Common Shares, ADSs or other securities so acquired are subject to this section. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this section shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

          Notwithstanding anything to the contrary herein, a transfer of Common Shares or ADSs to an affiliate of the undersigned, a person who is directly (or indirectly through one or more intermediaries) a stockholder, partner, member or other owner of a Selling Shareholder or a family member as defined in Rule 701 under the Securities Act of 1933 will not be subject to this section, provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement with the Representatives stating that the transferee is receiving and holding such Common Shares or ADSs subject to the provisions of this section.

          (b) Deposit of Shares. Prior to the Closing Date or Additional Closing Date, to deposit, or cause to be deposited on their behalf, Shares with the Depositary in accordance with the provisions of the Deposit Agreement.

          (c) No Stabilization. Not to (and to cause its controlled affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which is reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs.

          (d) Transfer Taxes. To indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges imposed by the government of the Cayman Islands, the British Virgin Islands or the PRC, or any political subdivision or taxing authority thereof or therein, including any interest and penalties, which are or may be required to be paid in connection with the deposit by such Selling Shareholder of the Shares with the Depositary; provided, however, that such Selling Shareholder shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the Shares or ADSs by any Underwriters in a manner other than that which is customary in such transactions.

          (e) Forms W-8BEN, W-8IMY and W-9. In order to document the Underwriters' compliance with the information reporting and backup withholding provisions of U.S. federal income tax law with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the Closing Date (as hereinafter defined) a properly completed and executed United States Treasury Department Forms W-8BEN, W-IMY or W-9 (or other applicable form or statement specified by Treasury Department regulations).

          (f) Timely Update. To advise the underwriters promptly, and if requested by the underwriters, to confirm such advice in writing, so long as a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of ADSs or Shares, of any change in information in the Registration Statement, the Time of Sale Information and the Prospectus, if any, relating to such Selling Stockholder.

          (g) Delivery of Agreements. Prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriters the Power of Attorney, Custody Agreement and (other than with respect to Patriarch Partners) Lock-Up Agreement.

     5. Conditions of Underwriters' Obligations. The obligation of each Underwriter to purchase the Firm ADSs on the Closing Date or the Optional ADSs on the Additional Closing Date, as the case may be as provided herein, is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

          (a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities
     Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

          (b) Representations and Warranties. The representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

          (c) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded to any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

          (d) No Material Adverse Change. No event or condition of a type described in Section 3(h) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

          (e) Officer's Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and the representations set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

          (f) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Deloitte Touche Tohmatsu shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Information and the Prospectus; provided that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a "cut-off" date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

          (g) Opinion of United States Counsel for the Company and the Selling Shareholders. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Latham & Watkins LLP, counsel for the Company and Dragon Era Group and Dennis L. Pelino Family Trust, with respect to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (h) Opinion of United States Counsel for Patriarch Fund. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Hughes Hubbard, counsel for Patriarch Fund, with respect to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (i) Opinion of United States Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Davis Polk & Wardwell, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request and in form attached as Exhibit A hereto.

          (j) Opinion of PRC Counsel for the Company. The Representatives shall have received on and as of the date of the Preliminary Prospectus, the Closing Date or the Additional Closing Date, as the case may be, an opinion of Commerce & Finance Law Offices, counsel for the Company, with respect to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (k) Opinion of PRC Counsel for the Underwriters. The Representatives shall have received on and as of the date of the Preliminary Prospectus, the Closing Date or the Additional Closing Date, as the case may be, an opinion of Jingtian & Gongcheng Associates, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (l) Opinion of Cayman Islands Counsel for the Company. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Conyers Dill & Pearman, counsel for the Company, with respect to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (m) Opinion of British Virgin Islands Counsel for Subsidiaries.
     The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Conyers Dill & Pearman, the British Virgin Islands counsel for Upper Step Holdings Limited, Accord Group Investments Limited and Xinhua Finance Advertising Limited, with respect to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (n) Opinion of Hong Kong Counsel for Subsidiaries. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Kirkpatrick & Lockhart Preston Gates Ellis, the Hong Kong counsel for EconWorld Media Limited, with respect to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (o) Opinion of Counsel for the Depositary. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Emmet, Marvin & Martin, LLP, counsel for the Depositary, with respect to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (p) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

          (q) Exchange Listing. The Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the Nasdaq Global Market, subject to official notice of issuance.

          (r) Lock-up Agreements. The "lock-up" agreements, each substantially in the form of Exhibit B hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Shares or ADSs or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be.

          (s) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

          (t) Custody of Certificates. Certificates in negotiable form representing all of the Shares underlying the ADSs to be sold by the Company and each Selling Shareholder (other than Patriarch Partners) hereunder will be placed in custody with the Hong Kong and Shanghai Banking Corporation Limited, as custodian for the Depositary and certificates representing all of the preferred shares that will automatically convert to Common Shares to be represented by ADSs to be sold by Patriarch Partners will be placed in custody with Hong Kong and Shanghai Banking Corporation Limited, as custodian for the Depositary.

          (u) Certificates at Closing Date. The Depositary shall have furnished or caused to be furnished to you at the Closing Date or the Additional Closing Date, as the case may be, certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company and the Selling Shareholders at the Closing Date or the Additional Closing Date, as the case may be, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement.

          (v) Adverse Developments in PRC Mergers and Acquisitions Rules. There shall not be any adverse legislative or regulatory developments related to the PRC Mergers and Acquisitions Rules and Related Clarifications which in the sole judgment of the Representatives would make it inadvisable or impractical to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in this Agreement.

          (w) Compliance with Section 4(a). The Company shall have complied with the provisions of Section 4(a) hereof with respect to the furnishing of Prospectuses on the business day next succeeding the date of this Agreement.

          (x) Payment of Commission Fees. The Company has paid the required Commission filing fees relating to the Shares and ADSs in such amount and within the time frame provided in the Securities Act and the Rule 456(b)(1) thereunder.

          (y) No NASD Objection. The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

     6. Indemnification and Contribution.

          (a) Indemnification of the Underwriters. The Company and the Affiliate Selling Shareholder agree to severally and jointly indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below, or (iii) the Directed Share Program, except, with respect to this clause (iii), insofar as such loss, damage, expense, liability or claim is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Underwriters in conducting the Directed Share Program.

          (b) Indemnification of the UBS-FinSvc. Without limitation of and in addition to its obligations under the other paragraphs of this Section y6, the Company and the Affiliate Selling Shareholder agree to indemnify, defend and hold harmless UBS-FinSvc and its partners, directors and officers, and any person who controls UBS-FinSvc within the meaning of
     Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, UBS-FinSvc or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (1) arises out of or is based upon (A) any of the matters referred to in clauses (i) through (iii) of the Section y6(a), or
     (B) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or on behalf or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (2) is or was caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved ADSs that the Directed Share Participant has agreed to purchase; or (3) otherwise arises out of or is based upon the Directed Share Program, provided, however, that the Company and the Affiliate Selling Shareholder shall not be responsible under this clause
     (3) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of UBS-FinSvc in conducting the Directed Share Program. Section y6(e) shall apply equally to any proceeding brought against UBS-FinSvc or any such person in respect of which indemnity may be sought against the Company and the Affiliate Selling Shareholder pursuant to the immediately preceding sentence, except that the Company and the Affiliate Selling Shareholder shall be liable for the expenses of one separate counsel (in addition to any local counsel) for UBS-FinSvc and any such person, separate and in addition to counsel for the persons who may seek indemnification pursuant to Section y6(a), in any such proceeding.

          (c) Indemnification by the Selling Shareholders. Each of the Selling Shareholders will, severally and not jointly, indemnify and hold harmless each Underwriter against any damages that arise out of or are based upon an untrue statement of a material fact contained in any Preliminary Prospectus as of its date, the Registration Statement as of its effective date, the ADS Registration Statement as of its effective date or the Prospectus as of its date, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or omission is relating to information such Selling Shareholder has provided to the Company in writing expressly for use in any such Time of Sale Information, Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus, as the case may be, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Shareholders shall not be liable in any such case to the extent that any such damages that arise out of or are based upon an untrue statement or omission made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein; provided, further, however, that the cumulative aggregate obligation of each Selling Shareholder under this Section y6(c) shall in no event exceed the amount of net proceeds received by such Selling Shareholder from the sale of the ADSs hereunder.

          (d) Indemnification of the Company and the Selling Shareholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who signed the Registration Statement, the directors and officers of the Selling Shareholders and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the [third] paragraph under the caption "Underwriting" and the information contained in the [thirteenth and fourteenth] paragraphs under the caption "Underwriting".

          (e) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a), (b), (c) or (d) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person (other than the Selling Shareholders) shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that solely with respect to the Selling Shareholders as an Indemnifying Person, the failure to notify the Selling Shareholders as an Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall be entitled to participate in such proceeding and, to the extent it shall wish, jointly with any other Indemnifying Person similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person), and, after notice by the Indemnifying Person to such Indemnified Person of its election so to assume the defense thereof, the Indemnifying Person shall not be liable to such Indemnified Person under this subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Person, in connection with the defense thereof other than reasonable cost of investigation. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary or (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons (except as provided in Section 6(b)), and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Shareholders shall be designated by such Selling Shareholder. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment pursuant to, and subject to any limitation contained in, this Section 6. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

          (f) Contribution. If the indemnification provided for in paragraphs
     (a), (b), (c) and (d) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall, subject to the further proviso in Section y6(c), contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Shareholders from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (g) Limitation on Liability. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (f) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (f) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the ADSs exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

          (h) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

     7. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     8. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Optional ADSs, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Chicago Board Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade, the Shanghai Stock Exchange or the Shenzhen Stock Exchange; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal, New York State or the PRC authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States and the PRC, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares or ADSs on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

     9. Defaulting Underwriter. (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the ADSs that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such ADSs by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such ADSs, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such ADSs on such terms. If other persons become obligated or agree to purchase the ADSs of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases ADSs that a defaulting Underwriter agreed but failed to purchase.

          (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of ADSs that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of ADSs to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs that such Underwriter agreed to purchase hereunder on such date plus such Underwriter's pro rata share (based on the number of ADSs that such Underwriter agreed to purchase on such date) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

          (c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of ADSs that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of ADSs to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase ADSs on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

          (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Shareholders or any non-defaulting Underwriter for damages caused by its default.

          10. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including, without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the ADSs and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company's counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the ADSs under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters);
     (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the NASD; (ix) all expenses incurred by the Company in connection with any "road show" presentation to potential investors; and
     (x) all expenses and application fees related to the listing of the ADSs on the Nasdaq Global Market and (y) the fees and expenses of Patriarch Partners' in connection with this Agreement and the transactions contemplated hereby (other than the underwriting discounts and commissions to be received by the Underwriters in connection with the sale of ADS by Patriarch Partners hereunder).

          (b) If (i) this Agreement is terminated pursuant to Section 8, (ii) the Company for any reason fails to tender the ADSs for delivery to the Underwriters in accordance with this Agreement or (iii) the Underwriters decline to purchase the ADSs for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

     11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons or any other persons referred to in Section 6 hereof. Nothing in this Agreement is intended to, or shall be construed to give, any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of ADSs from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

     12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the ADSs and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

     13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in Hong Kong; and (c) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

     14. Submission to Jurisdiction; Appointment of Agent for Service. (a) Each of the Company and the Selling Shareholders, severally and not jointly, irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Agreement, the Time of Sale Information, the Prospectus, the Registration Statement, the ADS Registration Statement or the offering of the ADSs. Each of the Company and the Selling Shareholders irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that any of the Company or the Selling Shareholders has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, each of the Company and such Selling Shareholder, as applicable, irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

     (b) Each of the Company and Dragon Era Group, severally and not jointly, hereby irrevocably appoints Law Debenture Corporate Services Inc. as its agent for service of process in any suit, action or proceeding described in the preceding paragraph and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. Each of the Company and Dragon Era Group, severally and not jointly, waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. Each of the Company and Dragon Era Group, severally and not jointly, represents and warrants that such agent has agreed to act as its agent for service of process, and each of the Company and Dragon Era Group agrees, severally and not jointly, to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

     15. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of each of the Company and the Selling Shareholder with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, each of the Company and the Selling Shareholder, severally and not jointly, agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company or such Selling Shareholder, as applicable, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

          16. Miscellaneous. (a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.

               (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives:

               c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: (212) 622-8358); Attention: Equity Syndicate Desk

               c/o UBS AG 52/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong (fax: (852) 2971-8779); Attention:
               Legal Department

          Notices to the Company or any of the Selling Shareholders other than Patriarch Partners Media Holdings, LLC shall be given to it at:

               c/o Xinhua Finance Media Limited, Rooms 3905-3909, Tower 1, Grand Gateway, 1, Hongqiao Lu, Shanghai 200030, People's Republic of China, (fax: (86 21) 6448-4955); Attention: General Counsel

          Notices to Patriarch shall be given to it at: [TBD]

               (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

               (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.




                                          Very truly yours,


                                          Xinhua Finance Media Limited

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          Patriarch Partners Media Holdings, LLC
                                          Dragon Era Group
                                          Dennis L. Pelino Family Trust

                                          By:
                                              ----------------------------------
                                              Name:  Fredy Bush
                                              Title: Attorney-In-Fact







Accepted: __________, 2007



J.P. MORGAN SECURITIES INC.

By:
    --------------------------------------------
    Name:
    Title:

UBS AG


By:
    --------------------------------------------
    Name:
    Title:



By:
    --------------------------------------------
    Name:
    Title:



For themselves and on behalf of the several Underwriters listed in Schedule 1 hereto.

                                                                      Schedule 1

                Underwriter                                       Number of ADSs
                -----------                                       --------------

J.P. Morgan Securities Inc.
UBS AG
CIBC World Markets
WR Hambrecht & Co
ABN AMRO Rothschild
  Total

                                    Sch-1-1

                                                                      Schedule 2

-----------------------------------------------------------------------------------------------------
   Name of Selling Shareholder       Total Number of Firm ADSs to     Number of Optional ADSs to be
                                                be Sold                  Sold if Maximum Option
                                                                              Exercised
-----------------------------------------------------------------------------------------------------
Patriarch Partners Media
  Holdings, LLC
-----------------------------------------------------------------------------------------------------
Dragon Era Group
-----------------------------------------------------------------------------------------------------
Dennis L. Pelino Family Trust
-----------------------------------------------------------------------------------------------------



                                    Sch-2-1

                                                                      Schedule 3



Dragon Era Group Limited



                                    Sch-2-1

                                                                      Schedule 4



Shanghai Yuan Zhi Advertising Co., Ltd.

Beijing Century Media Advertising Co., Ltd.

Guangzhou Jingshi Culture Intermediary Co., Ltd.

Beijing Taide Advertising Co., Ltd.

Beijing Xintai Huade Advertising Co., Ltd.

Shenzhen Active Trinity Advertising Co., Ltd.


                                   Annex-C-1

                                                                         Annex A

     A. TIME OF STATESTATESALE INFORMATION

     [list each Issuer Free Writing Prospectus to be included in the Time of Sale Information] [pricing term sheet]

     [B. PRICING INFORMATION PROVIDED ORALLY BY UNDERWRITERS]

     [set out key information included in script that will be used by underwriters to confirm sales]

                                                                       Exhibit A

                FORM OF OPINION OF US COUNSEL FOR PATRIARCH FUND

                                    [To come]


                                  Exhibit-A-1

                                                                       Exhibit B

                            FORM OF LOCK-UP AGREEMENT

                                         [          ] __________, 2007



J.P. MORGAN SECURITIES INC.
UBS AG
As Representatives of the Underwriters named in Schedule I to the Underwriting Agreement referred to below

c/o J.P. Morgan Securities Inc.
   277 Park Avenue
   New York, NY 10172

c/o UBS AG
   52/F, Two International Finance Centre
   8 Finance Street
   Central, Hong Kong

   Re:  XINHUA FINANCE MEDIA LIMITED -- PUBLIC OFFERING


Ladies and Gentlemen:

     The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Xinhua Finance Media Limited, a company incorporated in the Cayman Islands (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters"), of American Depositary Shares ("ADS") representing common shares of the Company (the "COMMON SHARES"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

     In consideration of the Underwriters' agreement to purchase and make the Public Offering of the ADSs, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives, the undersigned will not, during the period ending 180 days after the date of the prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any ADSs or Common Share or any securities convertible into or exercisable or exchangeable for ADS or Common Share (including without limitation, Common Share which may be deemed to be beneficially owned with sole disposition power by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the ADSs or Common Share, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of ADS or Common Share or such other securities, in cash or otherwise. The foregoing restriction shall not apply to the exercise of a stock option or warrant, provided, however, in any such case, it shall be a condition to the exercise of stock option or warrant that the Common Shares, ADSs or other securities so acquired are subject to this Letter Agreement.

     In addition, the undersigned agrees that, without the prior written consent of the Representatives, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any ADS or Common Share or any security convertible into or exercisable or exchangeable for ADS or Common Shares[, except the Common Shares in the form of ADSs to be sold by the undersigned as a selling shareholder pursuant to the Underwriting Agreement]1. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

     Notwithstanding anything to the contrary herein, a transfer of Common Shares or ADSs to an affiliate of the undersigned, a person who is directly (or indirectly through one or more intermediaries) a stockholder, partner, member or other owner of a Selling Shareholder or a family member as defined in Rule 701 under the Securities Act of 1933 will not be subject to this Letter Agreement, provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement with the Representatives stating that the transferee is receiving and holding such Common Shares or ADSs subject to the provisions of this Letter Agreement.

-----------------------------------
(1) Only for the Selling Shareholders.

     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the ADSs to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

     The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

     This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.



                                          Very truly yours,


                                          [NAME OF SHAREHOLDER]


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


Accepted as of the date first set forth
   above:

J.P. MORGAN SECURITIES INC.
UBS AG
Acting severally on behalf of themselves and the several
   Underwriters named in Schedule I to the Underwriting Agreement



By:      J.P. MORGAN SECURITIES INC.




By:
    ----------------------------------------
    Name:
    Title:





By:      UBS AG




By:
    ----------------------------------------
    Name:
    Title:


By:
    ----------------------------------------
    Name:
    Title: